Exhibit 32.4

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kyle Sauers, Chief Financial Officer of Rush Street Interactive, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.	The Amendment No. 2 to the Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2021

/s/ Kyle Sauers
Kyle Sauers
Chief Financial Officer
(Principal Financial Officer)